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    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. (S)1350, and accompanies the report on Form N-CSR for the period ended September 30, 2006, of Excelsior Buyout Investors, LLC (the "Company").

Each of the undersigned officers of the Company hereby certified that, to the best of such officer's knowledge:

    (i)the Form N-CSR fully complies with the requirements of Section 13(a) or
       Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

   (ii)the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.

  12/04/06                                 /s/ David R. Bailin
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Date                                       David R. Bailin
                                           Co-Chief Executive Officer

  12/04/06                                 /s/ Lee A. Gardella
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Date                                       Lee A. Gardella
                                           Co-Chief Executive Officer

  12/04/06                                 /s/ Robert F. Aufenanger
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Date                                       Robert F. Aufenanger
                                           Chief Financial Officer